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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



                         Date of Report February 4, 2000


                         SBA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                Florida                                333-50219                                       65-0716501
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    (State or other jurisdiction of                Commission File Number                           (I.R.S. Employer
    incorporation or organization)                                                                  Identification No.)




                One Town Center Road, Boca Raton, Florida                                                  33486
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                 (Address of principal executive offices)                                               (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)
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
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Item 2            Other Events


                  SBA Communications Corporation announced that the underwriters of its recent offering of 9,000,000 shares of Class A Common Stock have exercised their over-allotment option to purchase 1,350,000 shares of SBA's Class A common stock from certain stockholders. The Company will not receive the proceeds from any sale of shares by the selling shareholders.


                  The offering was underwritten by Lehman Brothers, Deutsche Banc Alex. Brown, Salomon Smith Barney Inc., Raymond James & Associates, Inc. and Fidelity Capital Markets, a division of National Financial Services Corporation.
                  Copies of a prospectus for the offering may be obtained from the Prospectus Department of Lehman Brothers.


Item 7            Financial Statements and Exhibits

                  (c)      Exhibits

99.1              Press release dated February 3, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




February 4, 2000                               /s/  Jeffrey A. Stoops
                                               ----------------------
                                                    Jeffrey A. Stoops
                                                    Chief Financial Officer